UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2018

Function(x) Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware
0-13803
33-0637631
(State or other jurisdiction of incorporation)
(Commission File Number)
(I.R.S. Employer Identification Number)

45 West 89th Street, #4A
New York, New York
(Address of principal executive offices)


10024
(Zip Code)

(212)  231-0092
(Registrant's Telephone Number, including Area Code)


 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425).

Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12).

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


Item 8.01 Other Events.

On May 31, 2018, Function(x) Inc. (the "Company") moved out of its office space at 902 Broadway, 11th Floor, New York, New York. The Company's new address is 45 West 89th Street, #4A, New York, New York. It is anticipated that most employees will work remotely until the Company determines how it will address its office space needs. At this time, no decision has been made when or how such needs will be addressed.


SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FUNCTION(X) INC.



Date: June 4, 2018
By:
/s/ Frank E. Barnes III

Name:  Frank E. Barnes III

Title:    Chief Executive Officer